UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): January 6, 2004


                               COURIER CORPORATION
                               -------------------
             (Exact name of registrant as specified in its charter)


                                  Massachusetts
                                  -------------
         (State or other jurisdiction of incorporation or organization)


                         Commission File Number: 0-7597



                 IRS Employer Identification Number: 04-2502514


                 15 Wellman Avenue, North Chelmsford, MA     01863
                 ---------------------------------------     -----
               (Address of principal executive offices)    (Zip Code)


                                 (978) 251-6000
                                 ---------------
              (Registrant's telephone number, including area code)


                                    No Change
                                    ---------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5. Other Events.
---------------------

On January 6, 2004, Courier Corporation issued a press release announcing one of its subsidiaries completed the previously announced acquisition of Research & Education Association (REA). REA is a privately held publisher of test preparation and study guide books and software for high school, college, graduate students, and professionals. A copy of the press release is furnished as Exhibit 99.1.

Item 7.  Exhibits
-----------------

Exhibit No.                Description
-----------                -----------

   99.1                    Text of press release dated January 6, 2004









                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              COURIER CORPORATION


                                              By:  /s/ Robert P. Story, Jr.
                                                   -----------------------------
                                                       Robert P. Story, Jr.
                                                       Senior Vice President and
                                                       Chief Financial Officer

Date:    January 6, 2004

                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

  99.1                     Text of press release dated January 6, 2004